EXHIBIT 10X
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                            ASSET PURCHASE AGREEMENT
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      This ASSET PURCHASE  AGREEMENT (the "Agreement") dated as of April 1, 1996 by and between Daniel S. Berger, M.D., Ltd., (the "Seller"), a Illinois corporation with an office at 2835 N. Sheffield Avenue, Suite 104, Chicago, Illinois and CSI Illinois Inc., a Florida corporation with an office at 515 East Las Olas Boulevard, Suite 1600, Fort Lauderdale, FL 33301, (the "Purchaser").
                               R E C I T A L S:
      WHEREAS, Seller owns the assets of a medical practice with offices in Chicago, Illinois; and
      WHEREAS, Purchaser desires to purchase and the Seller desires to sell to Purchaser all of the assets of Seller's medical practice; and
      NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:
      a..   PURCHASE OF ASSETS.
            1. SALE AND PURCHASE. Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell and deliver to the Purchaser and the Purchaser agrees to purchase from the Seller at the Closing, hereinafter defined the assets of Sellers medical practice set forth on Schedule "A" annexed hereto (hereinafter the "Assets").
            2. PURCHASE PRICE. In consideration for the sale of the Assets, the Purchaser agrees to pay to the Seller 100% of the amount of actual cash collections of the medical practice for the twelve (12) month period between April 1, 1996 and March 31, 1997 which cash collections and price shall be calculated on or before June 30, 1997.
            3. PAYMENT OF PURCHASE PRICE. The purchase price will be paid as follows:
                  a) 20% of the price shall be paid in cash in eight (8) equal quarterly installments with the first quarterly payment being due on July 31, 1997 and second payment being due on October 31, 1997. The unpaid principal shall bear interest at 5% percent per annum from July 31, 1997 until paid in full. The balance due from time to time may be paid in full at any time without any prepayment penalty.
                  b) The balance of the purchase price shall be paid in unregistered shares of the common stock of Health Professionals, Inc., a Delaware corporation as follows:
                        i) An initial $400,000 worth of stock (the "INITIAL SHARES") shall be credited to the account of the Daniel S. Berger Irrevocable Trust, said stock valued at $1.75 per share (the "INITIAL SHARE VALUATION PRICE"). Seller acknowledges that as of April 1, 1996, that it is indebted to Buyer and/or CSI Delaware for advances made or debts justly due in the amount of $336,910.00 and that this sum may be set off against the INITIAL SHARES. Accordingly, Purchaser shall deliver to the Daniel S. Berger Irrevocable Trust the equivalent of $66,052 at $1.75 per share (36,052 shares). Purchaser


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acknowledges Seller is neither a control person or purchaser nor an affiliate as those terms are defined by SEC rules, but that Purchaser shall prepare, at its expense, any forms required to be filed by the SEC or any State agency.
                        ii) The balance of the stock ("BALANCE OF SHARES") shall be issued on July 31, 1997 and shall be valued at 70% percent of the average closing price of the stock for the 5 trading days preceding June 30, 1997 (the "BALANCE OF SHARES VALUATION PRICE").
                  c) Purchaser and its parent, Health Professionals, Inc. shall guarantee the INITIAL SHARE VALUATION PRICE and the BALANCE OF SHARES VALUATION PRICE of the HPI shares delivered to the Daniel S. Berger Irrevocable Trust for a period of five trading days from the date said shares are first eligible for sale under Rule 144 or otherwise (the "GUARANTEE PERIOD"), to the extent that, if during the GUARANTEE PERIOD the market price of either the INITIAL SHARES or BALANCE OF SHARES delivered to the Daniel S. Berger Irrevocable Trust is lower than 70% of its market value on the date of issuance (the GUARANTEED PRICE), then Purchaser shall pay the Daniel S. Berger Irrevocable Trust the difference between the average market price at the close of business of the five days constituting the GUARANTEE PERIOD and the GUARANTEED PRICE in either cash or HPI stock so that the market value of the HPI shares received by Seller for the stock portion of the purchase price is no less than 70% percent of the market value of said stock on the respective dates of issuance.
                  d) The initial shares and balance of shares shall be due and payable even if Daniel S. Berger, M.D. is not associated with Health Professionals, Inc., for any reason, when said shares become due to be issued.
      b.    CLOSING AND CONDITION TO CLOSING.
            i. CLOSING AND CLOSING DATE . The closing (the "Closing") shall take place at the offices of the Purchaser, effective on the 1st day of April, 1996.
            ii.   CONDITION  TO  CLOSING.   The  Closing  shall  be  subject  to
satisfaction of the condition that (a) the representations and warranties of (i) the Seller contained in Section 3 hereof, and (ii) the Purchaser contained in
Section 4 hereof are true and correct and shall be true and correct as of the Closing Date; (b) the Seller shall have delivered to the Purchaser the items required by Section 2.3 hereof; and (c) the Purchaser and the Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by such party prior to or as of the Closing Date.
            iii. DELIVERIES BY THE SELLER. At the Closing the Seller shall deliver or cause to be delivered to the Purchaser a bill of sale for the assets in form annexed hereto as Exhibit "C".
            iv. DELIVERIES BY THE PURCHASER. At the Closing, the Purchaser shall deliver or cause to be delivered to the Seller a copy of instructions to the transfer agent directing the issuance of the INITIAL SHARES to the Daniel S. Berger Irrevocable Trust.
       c.   REPRESENTATIONS AND WARRANTIES OF THE SELLER.
            i. ORGANIZATION AND STANDING OF THE SELLER. The Seller is a pro-fessional association duly organized, validly existing and in good standing under the laws of the State of Illinois, and has clear title to the assets and is entitled to sell said assets.

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            ii. AUTHORITY OF THE SELLER; CONSENTS;  EXECUTION OF AGREEMENTS. The
Seller has all requisite power, authority, and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder. No consent, authorization, approval, license, permit or order of, or filing with, any person or governmental authority is required in connection with the execution of the transactions and obligations to be performed by it hereunder. The execution and delivery of this Agreement, and the performance of the transactions and obligations contemplated hereby by the Seller, have been duly authorized by all requisite action of the Seller. This Agreement has been duly executed and delivered by the Seller and constitutes a valid and legally binding obligation of the Seller, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.
      D.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.
            1. AUTHORITY OF THE PURCHASER; CONSENTS; EXECUTION OF AGREEMENTS. The Purchaser is a duly and properly formed corporation under the laws of the State of Florida and has all requisite power, authority, and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder.
            2. No consent, authorization, approval, license, permit or order of, or filing with, any person or governmental authority is required in connection with the execution of the transactions and obligations to be performed by it hereunder. The execution and delivery of this Agreement, and the performance of the transactions and obligations contemplated hereby by the Purchaser, have been duly authorized by all requisite action of the Purchaser.
            3. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.
            4. Purchaser and HPI certifies that it has sufficient stock author-ized to issue the INITIAL SHARES and balance of shares.
            5. Purchaser and HPI certifies that all issuances of stock, as set forth herein do not violate any rules or regulations of the SEC or shareholder agreements.
      E. EMPLOYMENT OF DANIEL S. BERGER, M.D. Contemporaneously with the closing, the Purchaser and Daniel S. Berger, M.D. shall enter into the written Employment Agreement annexed hereto, which cannot be rescinded or cancelled for any reason, except cause as set forth therein.
      F.  COVENANT NOT TO COMPETE.
            1. During the term of the Employment Agreement and for a period of two (2) years thereafter, Dr. Berger shall not, directly or indirectly, (a) divert or attempt to divert any business or patients of CSI to any other medical practice or research facility in competition with CSI within the geographic area








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of Cook County,  Illinois or (b) solicit or induce employees of CSI to terminate their employment with CSI and/or engage in any business in competition with the business carried on by CSI.
            2.  Daniel  S.  Berger,  M.D.  shall  not,  during  the term of this
Agreement or any time thereafter, communicate or divulge to, or use for the benefit of any other person, partnership, association, corporation or entity, any confidential or proprietary information regarding CSI's research, protocols,
procedures,  systems,  techniques,   formulas,  inventions  or  other  knowledge
concerning CSI, the Facilities or the research being conducted at the Facilities or any of the services provided by CSI. Nothing contained in these restrictive covenants shall prohibit Daniel S. Berger, M.D. from conducting clinical research at his discretion nor prohibit him from publishing the results of his research.
            3. During the term of the Employment Agreement and for a period of 2 years thereafter, Daniel S. Berger, M.D. will not compete with, or, directly or indirectly, own, manage, operate, control, loan money to, or participate in the ownership, operation or control of, or be connected with as a director, partner, consultant, agent, independent contractor or otherwise, or acquiesce in the use of his name in any other business or organization which is in direct competition with CSI as a for-profit provider of specialized services for the treatment of HIV infection, Chronic Fatigue Syndrome and related diseases in the geographical area of Cook County, Illinois provided, however, that Employee shall be permitted after the cessation of his employment but during the Covenant Period to own less than a 5% interest as a shareholder in any company which is listed on any national securities exchange even though it may be in competition with CSI.
       G.   MISCELLANEOUS.
            1. COSTS AND EXPENSES. Each party agrees to pay its own costs and expenses in connection with the preparation, execution and delivery of this Agreement and any other instruments and documents to be delivered hereunder.
            2. WAIVERS AND AMENDMENTS. This Agreement may be amended or modified in whole or in part only by a writing which makes reference to this Agreement and is executed by the parties to this Agreement. The obligations of any party hereunder may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party claimed to have given the waiver; provided, however, that any waiver by any party of any violation of, breach of, or default under any provision of this Agreement or any other agreement provided for herein shall not be constructed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any provision of this Agreement or any other agreement provided for herein.
            3. INVALIDITY. the sale described in this Agreement shall be determined to be invalid, illegal, or unenforceable, then the transaction shall be null and void and the assets conveyed hereunder shall be returned to the Seller and the Seller shall return all consideration paid by the Buyer whether in stock, its cash equivalent or in cash upon terms mutually agreeable. In addition, Buyer shall assign to Seller all accounts receivable which had not






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been  collected  and all other  monies  received  less office  expenses  for the
Chicago office, including rent, salaries for Chicago employees and office supplies. If any other provision in this Agreement shall be determined to be invalid, illegal or unenforceable, such provision shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
            4. DEFAULT BY PURCHASER. In the event the Purchaser fails to pay either the cash portion or stock portion of the purchase price when due and fails to correct the failure within five days from the receipt of written notice of default, than Seller shall be entitled to the return of all the patient files and other assets sold hereunder and be relieved from the restrictive covenant set forth in paragraph addition, Buyer shall assign to Seller all accounts receivable of Seller's medical practice which had not been collected. In the event of such default, Seller shall also retain all consideration paid and all stock issued to the Daniel S. Berger Irrevocable Trust as liquidated damages.

            5. GOVERNING LAW. This Agreement shall in all respects be governed by and constructed in accordance with the laws of the State of Florida without giving effect to the principles of conflicts of law thereof.
            6. NOTICES. Any notice, request or other communication required or permitted hereunder shall be in writing and be deemed to have been duly given if personally delivered or five business days after being sent by recognized overnight courier or confirmed facsimile to the parties at their respective addresses set forth herein.
            7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument.
            8. SUCCESSORS AND ASSIGNS. Neither this Agreement, nor any of the rights or obligations hereunder, shall be assigned by either party hereto without the prior written consent of the other party hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
            9. THIRD PARTIES. Nothing expressed or implied in this Agreement is intended, or shall be constructed, to confer upon or give any person or entity other than the parties hereto and their permitted assigns any rights or remedies under or by reason of this Agreement.

            10. EXHIBITS. The exhibits attached to this Agreement are incorporated herein and shall be part of this Agreement for all purposes.
            11. HEADINGS. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.










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      IN WITNESS WHEREOF,  the parties have duly executed,  or have caused their duly authorized officer or representative to execute, this Asset Purchase Agreement as of the date first above written.




                                          SELLER:
                                          DANIEL S. BERGER, M.D., LTD.



                                          By:________/S/_______________
                                             Daniel S. Berger, M.D.





                                          PURCHASER:
                                          CSI ILLINOIS, INC., a Florida
                                          corporation


                                          By:________/S/________________
                                          William M. Reiter, President



                                          GUARANTOR:
                                          HEALTH PROFESSIONALS, INC., a
                                          Florida corporation


                                          By:________/S/_________________
                                          William M. Reiter, President











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